                             TWO WISCONSIN CIRCLE

                        ADDENDUM NO. 5 TO OFFICE LEASE
                        ------------------------------


          THIS ADDENDUM NO. 5 TO OFFICE LEASE (this "Addendum") is made and entered into this 27th day of February, 1998, by and between TWO WISCONSIN CIRCLE JOINT VENTURE, a Maryland joint venture, hereinafter called "Lessor," and HEALTHCARE FINANCIAL PARTNERS, INC., formerly known as Health Partners Financial Corporation, a Delaware corporation, hereinafter called "Lessee."

          WITNESSETH:

          WHEREAS, by Office Lease dated the 4th day of January 1996, as amended by Addendum No. I to Office Lease dated the 26th day of July 1996, Addendum No. 2 to Office Lease dated the 13th day of August 1996, Addendum No. 3 to Office Lease dated the 17th day of July 1997, and Addendum No. 4. to Office Lease dated the 27 day of Feb 1998 (as so amended, the "Lease"), Lessor currently leases to Lessee approximately 16,693 square feet of rentable area on the fourth (4th) floor (the "Existing Demised Premises"), in the building situated at Two Wisconsin Circle, Chevy Chase, Maryland (the "Building"); and

          WHEREAS, Lessor and Lessee desire to expand the Existing Demised Premises by adding thereto and incorporating therein, upon the terms and conditions hereinafter set forth, additional space on the fourth (4th) floor of the Building comprising approximately 5,127 square feet of rentable area (the "Additional Space").

          NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto do mutually agree that the Lease shall be and is hereby amended to provide as follows, all capitalized terms being as defined in the Lease unless otherwise noted herein:


1.        ADDITIONAL SPACE
          ----------------

          There is hereby added to the Existing Demised Premises, and Lessor does hereby lease to Lessee, and Lessee does hereby lease from Lessor, the Additional Space, subject to and upon all of the terms and conditions of the Lease, as amended hereby, to the end that the Demised Premises under the Lease shall be approximately 21,820 square feet of rentable area on the fourth (4th) floor of the Building, as outlined on the floor plan attached hereto and made a part hereof as Exhibit A.


2.        TERM
          ----

          (A) The Additional Space shall be added to the Existing Demised Premises on the Addition Date, which shall be the 1st day of October, 1998 (the "Anticipated Addition Date") , or such later date as may be established pursuant to the provisions below in this Section 2. The term of the Lease as to the Additional Space shall expire on the same date as the term of the Lease as to the Existing Demised Premises so as to be coterminous for all purposes with the term of the Lease as to the Existing Demised Premises.

          (B) It is understood and agreed that the obligations of Lessor and Lessee under this Addendum are contingent upon the existing tenant of the Additional Space vacating and surrendering full possession of the same on or about July 31, 1998. In the event Lessor is unable to deliver possession of the Additional Space on the Anticipated Addition Date, because the existing tenant has failed to so vacate, Lessor shall not be liable or responsible for any claims, damages or liability arising in connection therewith or by reason thereof, nor shall Lessee be excused or released from the Lease, as amended hereby, because of Lessor's inability to deliver possession of the Additional Space on that date. The Addition Date, however, shall be extended to the earlier of (i) the date the Additional Space is occupied by Lessee or (ii) the date which is ten (10) days after the date Lessor has notified Lessee in writing that the existing tenant has vacated the Additional Space and possession thereof is available to Lessee; provided, however, that if the existing tenant fails to vacate and surrender full possession of the Additional Space on or before September 30, 1998, then either Lessor or Lessee shall have the right to cancel and terminate this Addendum without further liability by giving written notice of such cancellation and termination to the other on or before October 15, 1998, and this Addendum shall be null and void and of no further force or effect upon the delivery of such notice. Lessor shall endeavor to keep Lessee informed as to the status of its efforts to recapture possession of the Additional Space from the existing tenant. When Lessee accepts possession of the Additional Space, Lessor and Lessee shall execute the "Declaration as to Date of Delivery and Acceptance of Possession of Premises," attached hereto as Exhibit B, which shall specify the Addition Date.


3.        RENT
          ----

          The additional monthly rent for the Additional Space (hereinafter referred to as "Additional Monthly Rent"), which Lessee hereby agrees to pay in advance to Lessor and Lessor hereby-agrees to accept, shall be as follows:

          Lease Period                                 Additional Monthly Rent
          ------------                                 -----------------------

          From the Addition Date through
          the twelfth (12th) full calendar
          month thereafter                                    $12,817.50

          From the thirteenth (13th)
          full calendar month through the
          twenty-fourth (24th)
          full calendar month                                 $13,244.75

          From the twenty-fifth (25th)
          full calendar month through the
          thirty-sixth (36th)
          full calendar month thereafter                      $13,672.00

          From the thirty-seventh (37th)
          full calendar month through
          the forty-eighth (48th)
          full calendar month                                 $14,099.25

          From the forty-ninth (49th)
          full calendar month through
          the expiration of the
          initial term of the Lease                           $14,526.50


If the Addition Date is a date other than the first day of a calendar month, the Additional Monthly Rent from such date until the first day of the following calendar month shall be prorated at the rate of one-thirtieth (1/30th) of the Additional Monthly Rent for each day, payable in advance. Additional Monthly Rent as specified above shall be payable as additional rent under the Lease, as amended hereby, simultaneously with each payment of Monthly Rent in advance on the first day of each calendar month during the term of the Lease.


4.        PRE-OCCUPANCY TENANT WORK
          -------------------------

          The Additional Space has been previously occupied, and it is acknowledged that Lessor has heretofore completed tenant work within the Additional Space substantially in accordance with the provisions of Exhibit B of the Lease. Lessee shall accept the Additional Space "as is" upon the Addition Date, and Lessor shall have no obligation to furnish or install any items whatsoever of tenant work within the Additional Space. All tenant work and installations desired by Lessee for its occupancy of the Additional Space shall be undertaken by Lessee at its cost and expense pursuant to Section 9 of the Lease.


5.        ADDITIONAL DEPOSIT
          ------------------

          Lessor currently holds the sum of Forty-Five Thousand Four Hundred Thirty-Two and 92/100 Dollars ($45,432.92) as a non-interest bearing cash security deposit under the Lease. Upon the Addition Date under the said Addendum No. 4 to Office Lease and Lessee's payment of the additional deposit due thereunder, Lessor will hold the sum of Forty-Eight Thousand Five Hundred Ninety Four 92/100ths Dollars ($48,594.92) as a non-interest bearing cash security deposit under the Lease. Upon the Addition Date under this Addendum and as a condition to delivery of possession of the Additional Space, Lessee shall deposit with Lessor the additional sum of Fourteen Thousand Five Hundred Twenty-Six and 50/100 Dollars ($14,526.50). The resulting sum in the amount of Sixty-Three Thousand One Hundred Twenty-One and 42/100 Dollars ($63,121.42) shall continue to be held by Lessor as a non-interest bearing cash security deposit under the Lease, as amended hereby, pursuant to and in accordance with the provisions of Section 6 of the Lease. If Lessor elects to apply all or any portion of the increased cash deposit to cure Lessee's default, Lessee shall be obligated to promptly deposit with Lessor cash in an amount sufficient to restore the cash security deposit to Sixty-Three Thousand One Hundred Twenty-One and 42/100 Dollars ($63,121.42).

6.  LEASE PROVISIONS APPLICABLE
    ---------------------------

    All of the terms and conditions of the Lease, as amended or supplemented hereby, shall be applicable to the Additional Space hereby added to the Existing Demised Premises. Once added to the Existing Demised Premises, the Additional Space shall be deemed to be a part of the premises demised under the Lease for all purposes. All terms and conditions of the Lease, as amended or supplemented hereby, are hereby ratified and affirmed and shall remain in full force and effect.

    IN WITNESS WHEREOF, Lessor and Lessee have caused this Addendum to be signed in their names by their duly authorized representatives and delivered as their act and deed, intending to be legally bound by its terms and provisions.

                                     LESSOR:

                                     TWO WISCONSIN CIRCLE JOINT VENTURE,
                                     a Maryland joint venture

Attest:                              By: The Chevy Chase Land Company of
                                         Montgomery County, Maryland, a General
                                         Partner



[ILLEGIBLE SIGNATURE]                      By: /s/ Edward Hall Asher
----------------------------                  -------------------------------
Vice President                                Name: Edward Hall Asher
(SEAL)                                        Title: President

STATE OF MARYLAND
COUNTY OF MONTGOMERY, ss:

    I, Donna Geraci, a Notary Public in and for the State of Maryland, do
       ------------
hereby certify that  Edward Hail Asher, who is personally well known to me as
                     -----------------
the person who executed the foregoing and annexed Addendum, dated the 27th day
                                                                      ----
of February, 1998, on behalf of the Lessor, to acknowledge the same, personally appeared before me in said jurisdiction and acknowledged said Addendum to be the act and deed of The Chevy Chase Land Company of Montgomery County, Maryland, as a general partner of and for and on behalf of the Lessor, and delivered the same as such.

    GIVEN under my hand and seal this 9th day of March, 1998.
                                      ---        -----


                                              /s/ Donna Geraci
                                              ----------------------------------
 My Commission Expires 5/19/99                Notary Public

                   (Signatures Continue on the Following Page)

                                   LESSEE:

Attest:                            HEALTHCARE FINANCIAL PARTNERS, INC.,
                                   a Delaware corporation





[ILLEGIBLE SIGNATURE]              By: /s/ Edward P. Nordberg, Jr.
--------------------------            --------------------------------
Secretary                             Name: Edward P. Nordberg, Jr.
(SEAL)                                Title: EVP




STATE OF MARYLAND
COUNTY OF MONTGOMERY, ss:

    I, Sue E. Murray, a Notary Public in and for the State of Maryland, do hereby certify that Edward P. Nordberg, Jr., who is personally well known to me as the person who executed the foregoing and an Addendum, dated the 27th day of February, 1998, on behalf of the Lessee, to acknowledge the same, personally appeared before me in said jurisdiction and acknowledged said Addendum to be the act and deed of Healthcare Financial Partners, Inc. and delivered the same as such.

    GIVEN under my hand and seal this 9th day of March, 1998.



                                      /s/ Sue E. Murray
                                      -----------------------------------
                                      Sue E. Murray
                                      Notary Public

My Commission Expires 8/7/01

                              TWO WISCONSIN CIRCLE

                                   EXHIBIT "B"

                     DECLARATION AS TO DATE OF DELIVERY AND
                      ACCEPTANCE OF POSSESSION OF PREMISES


    Attached to and made a part of the Addendum, dated the ____ day of February, 1998, entered into by and between Two Wisconsin Circle Joint Venture, as Lessor, and Healthcare Financial Partners, Inc., as Lessee.

    Lessor and Lessee do hereby declare and evidence that possession of the Additional Space was accepted by Lessee on the _________ day of __________, 1998. The Addendum is now in full force and effect. For the purpose of the Addendum, the Addition Date is established as being on the said date.



LESSEE:                                 LESSOR:

HEALTHCARE FINANCIAL                    TWO WISCONSIN CIRCLE JOINT VENTURE
PARTNERS, INC.
                                        By: The Chevy Chase Land Company of
                                            Montgomery County, Maryland


By:                                         By:
   --------------------------                  ------------------------------
   Name:                                       Name:
   Title:                                      Title: